Mid-Year 2008 Performance Commentary

Chang Suh

Executive Vice President and Chief Portfolio Manager

AFL-CIO Housing Investment Trust

August 12, 2008

The fixed-income markets in which the AFL-CIO Housing Investment Trust (HIT) invests continued to be challenged in the first half of 2008 by liquidity and credit concerns. The sharp increase in these concerns early in the year spurred significant sales of securities in the markets to cover liquidity shortages initiated by losses related to subprime mortgage investments. This led to spreads on non-Treasury assets widening to record levels.1 Spreads spiked on commercial mortgage-backed securities (CMBS), including the high credit quality multifamily securities in which the HIT invests, resulting in these assets underperforming Treasuries.

The HIT portfolio has not suffered credit losses or liquidity issues experienced by other financial institutions in the marketplace, since the HIT does not invest in the subprime sector and does not engage in leverage. Over 93% percent of the HIT’s investments carry a guarantee from the U.S. government or a government-sponsored enterprise (GSE).

HIT Performance vs. Lehman Aggregate Bond Index

(as of June 30, 2008)

The performance data quoted represents past performance. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by following this link.

The Lehman Brothers Aggregate Bond Index is an unmanaged index and is not available for direct investment. Its returns would be lower if they reflected the expenses associated with the active management of an actual portfolio.

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1  Spread is the difference in yield between Treasuries and comparable non-Treasury securities, reflecting the market perception of risk. Spread widening indicates a higher perceived risk for investing in non-Treasuries.

The HIT’s prudent strategy of investing in only high credit quality securities, the absence of leverage in the HIT portfolio, and the strategy of maintaining interest rate neutrality relative to its benchmark, the Lehman Brothers Aggregate Bond Index, allowed the HIT to generate competitive returns without taking higher levels of credit or interest rate risk. Higher credit quality securities outperformed in the first half of the year. HIT’s overweight in higher credit quality securities reduced the negative impact of wider mortgage spreads. The preceding chart compares the performance of the HIT and its benchmark at June 30, 2008.

Market Environment

During the first six months of the year, with weakness in the housing sector, concerns about the financial system and slowing economic growth, the Federal Reserve lowered its federal funds target rate four times to bolster investor confidence and preserve economic growth. This ultimately resulted in lower Treasury yields. However, swap spreads and spreads on other products, such as CMBS, widened substantially. As a result, U.S. Treasuries significantly outperformed other fixed-income sectors and provided a challenging environment for spread-based fixed-income investors. At mid-year, markets reflected uncertainty about the health of financial institutions, including banks and GSEs.

Conflicting forces in the economy have impacted expectations regarding the movement of interest rates. The risk of inflation due to higher energy and oil prices put upward pressure on interest rates during the period. Overall economic growth may continue to be hampered through 2008 by the weak housing market and losses suffered by financial institutions, coupled with reduced consumer spending. Concerns about the slowing global economy and potential risks to the financial system may keep bond yields from rising significantly, but concerns about inflation may keep yields from falling significantly.

Portfolio Strategy

In this environment of wider spreads and heightened volatility, the HIT continued to execute its long-term portfolio strategy of seeking superior fundamentals of higher yield, superior credit quality and neutral interest rate risk compared to its benchmark. The HIT will continue to strive to capture higher yield by overweighting in high credit quality multifamily mortgage securities that offer relative value as compared to other investment grade securities in its benchmark. While spreads on the asset classes in which the HIT invests have retreated from their highs of mid-March, the spreads remain high by historical standards and may provide attractive future investment opportunities.

Ongoing market turbulence may continue to affect spreads, and consequently the HIT’s performance, but this market environment can also present opportunities for the HIT. Many competing sources of financing for multifamily development have dried up, and the HIT expects to see increased investment opportunities in Federal Housing Administration and other multifamily programs. Agency credit enhanced multifamily investments provide relative value over other investment grade securities and represent an investment type for which the HIT possesses special expertise. These multifamily investments also contribute to the HIT’s collateral objectives of increasing the supply of affordable housing and generating good union jobs.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website. The prospectus should be read carefully before investing.

Forecasts, estimates, and certain information contained herein are based upon proprietary research and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions, especially during periods of downturn in the market. All current statistics are as of July 25, 2008, unless otherwise noted.

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